STONE RIDGE TRUST

Dear Stone Ridge Reinsurance Risk Premium Fund Shareholder:

We are writing to provide important information about your investment in the Stone Ridge Reinsurance Risk Premium Fund. As communicated to shareholders on August 26, 2016 in a supplement to the Stone Ridge Reinsurance Risk Premium Fund’s prospectus, Stone Ridge Asset Management LLC, the Fund’s investment adviser, proposed to the board of trustees the reorganization of the Fund into the Stone Ridge High Yield Reinsurance Risk Premium Fund, another fund advised by Stone Ridge. At a meeting held on September 19, 2016, the board of trustees of Stone Ridge Trust unanimously approved the reorganization of the Stone Ridge Reinsurance Risk Premium Fund with and into the Stone Ridge High Yield Reinsurance Risk Premium Fund. We notified shareholders of the board’s approval of the reorganization on September 21, 2016 in an additional supplement to the Stone Ridge Reinsurance Risk Premium Fund’s prospectus.

We believe that the reorganization will offer shareholders the opportunity to maintain substantially similar investment exposures with the same experienced portfolio management team and the possibility that the combined fund will realize expense reductions following the reorganization (once expenses related to the reorganization have been paid) as a result of increased operational efficiencies and spreading expenses across the combined fund’s larger asset base.

The reorganization is expected to close on or about December 5, 2016 (the “Exchange Date”). On the Exchange Date, you will own shares in the Stone Ridge High Yield Reinsurance Risk Premium Fund equal in dollar value to your interest in the Stone Ridge Reinsurance Risk Premium Fund, with each Fund’s shares ordinarily valued as of close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the business day immediately prior to the Exchange Date. No sales charge, redemption fees or other transaction fees will be imposed on your account in connection with the reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. You will automatically receive shares of the Stone Ridge High Yield Reinsurance Risk Premium Fund in exchange for your shares of the Stone Ridge Reinsurance Risk Premium Fund on the Exchange Date. We are not asking you for a proxy and you are requested not to send us a proxy.

We thank you for your continued support.

Sincerely,

Ross L. Stevens

Founder, CEO

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

and

STONE RIDGE REINSURANCE RISK PREMIUM FUND

each a series of

STONE RIDGE TRUST

510 Madison Avenue, 21st Floor

New York, New York 10022

COMBINED INFORMATION STATEMENT AND PROSPECTUS

October 31, 2016

Acquisition of the assets and assumption of the liabilities of:	by and in exchange for shares of:

Stone Ridge Reinsurance Risk Premium Fund	Stone Ridge High Yield Reinsurance Risk Premium Fund

This combined information statement and prospectus is being furnished to shareholders of Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Risk Premium Fund”) in connection with the reorganization (the “Reorganization”) of the Reinsurance Risk Premium Fund with and into Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Fund” and, together with the Reinsurance Risk Premium Fund, the “Funds”). Each Fund is a non-diversified series of Stone Ridge Trust (the “Trust”). The Trust is a statutory trust organized under the laws of the State of Delaware on September 28, 2012 and currently consists of 9 separate series.

The Reorganization is to be effected through the transfer of all of the assets of the Reinsurance Risk Premium Fund to the High Yield Fund and the assumption by the High Yield Fund of all of the liabilities of the Reinsurance Risk Premium Fund in exchange for shares of beneficial interest in the High Yield Fund (the “Reorganization Shares”), followed by the distribution of the Reorganization Shares to the shareholders of the Reinsurance Risk Premium Fund in complete liquidation of the Reinsurance Risk Premium Fund. As soon as practicable after the Reorganization, the Reinsurance Risk Premium Fund will be dissolved and as a result cease to be a series of Trust.

The High Yield Fund seeks a high level of total return consisting of income and preservation of capital. There can be no assurance that the High Yield Fund will achieve its investment objective. The High Yield Fund will pursue its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares, shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance, shares or notes issued in connection with industry loss warrants and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry. Under normal circumstances, the High Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. In addition, The High Yield Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”). Consistent with its investment objective and its 80% policies, the High Yield Fund may invest in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield). This information statement/prospectus sets forth information about the High Yield Fund that an investor ought to know before investing. Please read this information statement/prospectus carefully before investing and keep it for future reference.

The address of the Funds’ principal executive office is 510 Madison Avenue, 21st Floor, New York, New York 10022.

For more information about the Funds, please read the following documents (the “Fund documents”), which have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference (and therefore are legally a part of) this information statement/prospectus:

•

The Trust’s current prospectus, dated February 29, 2016, as supplemented from time to time (the “Current Prospectus”), but only with respect to the information about the Reinsurance Risk Premium Fund and the High Yield Fund contained therein.

•

The Trust’s current Statement of Additional Information, dated February 29, 2016, as supplemented from time to time (including the report of Ernst & Young LLP and financial statements with respect to the Funds incorporated by reference therein) (the “Current SAI”), but only with respect to the information about the Reinsurance Risk Premium Fund and the High Yield Fund contained therein. The Current SAI and the Current Prospectus are available at https://www.sec.gov/Archives/edgar/data/1559992/000089418916007939/srt-reinsurance_485b.htm.

•	A Statement of Additional Information dated October 31, 2016, relating to the transactions described herein (together with the Current SAI, the “Statement of Additional Information”).

•

The Trust’s most recent annual report to shareholders, dated as of October 31, 2015 and semi-annual report to shareholders dated April 30, 2016, but only with respect to the information about the Reinsurance Risk Premium Fund and the High Yield Fund contained therein. The Trust’s annual Report is available at https://www.sec.gov/Archives/edgar/data/1559992/000119312516424899/d84398dncsr.htm and the Trust’s semi-annual report is available at https://www.sec.gov/Archives/edgar/data/1559992/000119312516644307/d130708dncsrs.htm.

The SEC file numbers for the Trust’s existing registration statement on Form N-1A and associated filings are 333-184477 and 811-22761.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. To view or print the above referenced documents or other information about the Trust, please visit www.stoneridgefunds.com. Call 855.609.3680 to receive a free copy of those documents or if you have a question or would like to receive other information about the Trust.

HTML and text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail request at publicinfo@sec.gov.

The Securities and Exchange Commission has not approved or disapproved of the High Yield Fund’s shares or determined whether this information statement/prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

QUESTIONS AND ANSWERS

This section summarizes in a question and answer format key points that the Funds believe may be of interest to shareholders. For a more complete understanding, please refer to the remainder of this information statement/prospectus, which contains additional information and further details about the Reorganization.

1. What will happen in the Reorganization?

The board of trustees of the Trust (the “board” or the “trustees”) has unanimously approved the Reorganization of the Reinsurance Risk Premium Fund with and into the High Yield Fund. The resulting High Yield Fund following the Reorganization is referred to as the “Combined Fund.” The Reorganization is to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization will involve:

•

the transfer of all of the Reinsurance Risk Premium Fund’s assets to the High Yield Fund and the assumption by the High Yield Fund of all of the liabilities of the Reinsurance Risk Premium Fund in exchange for Class M shares and Class I shares of the High Yield Fund (the “Reorganization Shares”); and

•

the distribution of the Reorganization Shares to the shareholders of Class M shares and Class I shares of the Reinsurance Risk Premium Fund, as applicable, equal in value to the aggregate value of each shareholder’s Class M shares and Class I shares of the Reinsurance Risk Premium Fund, in complete liquidation of the Reinsurance Risk Premium Fund.

The completion of the Reorganization will result in each Reinsurance Risk Premium Fund shareholder becoming a shareholder of the High Yield Fund. As soon as practicable after the Reorganization, the Reinsurance Risk Premium Fund will be dissolved and as a result cease to be a series of the Trust.

2. When will the Reorganization take place?

The Reorganization is scheduled to occur on or about December 5, 2016, but may occur on a different date (the “Exchange Date”).

3. What will happen to my Reinsurance Risk Premium Fund shares as a result of the Reorganization?

Your Reinsurance Risk Premium Fund shares will be exchanged for Reorganization Shares of the High Yield Fund with an equal aggregate net asset value on the Exchange Date. This exchange will happen automatically and without further action by shareholders.

4. Why was the Reorganization proposed?

Stone Ridge Asset Management LLC, the adviser to the Funds, (“Stone Ridge” or the “Adviser”) is proposing the Reorganization because the portfolios of the two Funds have evolved to be more similar over time. There are now a greater number of catastrophe bonds that are appropriate investments for both Funds and the historical returns of the two Funds are highly correlated. In addition, Stone Ridge believes that combining the Funds into a single Fund will potentially increase operational efficiencies. Stone Ridge also believes that the Reorganization will offer shareholders of each Fund the opportunity to maintain substantially similar investment exposures with the same experienced portfolio management team and the possibility that the Combined Fund will realize expense reductions following the Reorganization (once expenses related to the Reorganization have been paid) as a result of spreading expenses across the Combined Fund’s larger asset base.

5. Why did the Board approve the Reorganization?

The board of trustees of the Trust, including the trustees who are not “interested persons” (as defined in the 1940 Act) of either Fund (the “independent trustees”), carefully considered the anticipated benefits and costs of the Reorganization and unanimously approved the Reorganization at a meeting held on September 19, 2016. In approving the Reorganization, the trustees of each Fund determined that the Reorganization would be in the best interests of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result the Reorganization. For more information on the board’s considerations in approving the Reorganization see “Information about the Reorganization — Trustees’ Considerations Relating to the Reorganization” below.

6. How do the investment objectives, strategies, policies and restrictions of the Funds compare?

The investment objectives and fundamental investment restrictions of the Funds are identical. The Funds’ investment strategies, 80% policies and notice requirements are identical, but for the fact that the High Yield Fund is required to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”). Consistent with its investment objective and its 80% policies, the High Yield Fund may invest in reinsurance-related securities across the yield spectrum, but will generally will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield). The reinsurance-related securities in which both Funds invest are typically considered “high yield” and reinsurance-related debt securities may be considered “junk bonds.” The Funds investment objectives, strategies, policies and restrictions are discussed below.

	Reinsurance Risk Premium Fund	High Yield Fund

Investment Objective	Both Funds seek a high level of total return consisting of income and preservation of capital.

Investment Strategy, 80% Policy, and Notice Requirements

The Fund will pursue its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities.

The Fund will pursue its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related

The Reinsurance Risk Premium will provide written notice to shareholders at least 60 days prior to a change in its 80% Policy.

securities. In addition, the Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”). Consistent with its investment objective and its 80% policies, the High Yield Fund may invest in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield).

The High Yield Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% Policies.

Fundamental Investment Restrictions

The following investment restrictions of the Funds are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of a Fund. Under these restrictions, each Fund:

(1)    may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(2)    may not borrow money, except to the extent permitted under the 1940 Act;

(3)    may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4)    may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5)    may not make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. A Fund may loan no more than one-third of its total assets;

(6)    may not purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and

(7)    may not invest more than 25% of its net assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

For purposes of construing restriction (7), a large economic or market sector shall not be construed as a single industry or group of industries. As discussed in the Funds’ prospectus and SAI, a Fund may invest more than 25% of its total assets in a single market sector, specifically, the financial services sector. Issuers of event-linked bonds are generally classified as belonging to the financial services sector. The Funds will be subject to the risks associated with that sector.

In determining whether a transaction is permitted under the 1940 Act, restriction (1) above will not be construed to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

A Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the board of trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

Temporary Defensive Positions	Normally, each Fund invests substantially all of its assets to meet its investment objective. A Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. The Funds may adopt defensive strategies when Stone Ridge believes securities in which the Funds normally invest have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Dividends	Each of the Funds intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

Additional information about the principal investments and strategies of the High Yield Fund is set forth in “Appendix B.”

7. How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the Reorganization?

Each Fund pays an investment management fee to Stone Ridge for providing management services. The annual fee is determined as a percentage of average daily net assets and is paid monthly. The investment management fee rate for each Fund is 1.50% of average daily net assets.

The following tables allow you to compare the investment management fees and other fees and expenses of the Reinsurance Risk Premium Fund and the High Yield Fund, and to analyze the estimated pro forma annual expenses that Stone Ridge expects the Combined Fund will bear immediately following the Reorganization. While the Combined Fund will bear the direct costs of the Reorganization, once expenses related to the Reorganization have been paid, the Reorganization is expected to result in lower expense ratios for the Funds’ shareholders because the Combined Fund is expected to have lower expenses as a percentage of average net assets. The realization of any reduced expenses may not affect shareholders of each Fund proportionately, and may take longer than expected to be realized or may not be realized at all. As indicated in the tables below, immediately following the Reorganization, the Combined Fund is expected to have expenses as a percentage of average net assets that are approximately equal to that of the Reinsurance Risk Premium Fund immediately prior to the Reorganization. In order to ensure that shareholders of the Reinsurance Risk Premium Fund do not bear increased expenses as a percentage of average net assets immediately following, and as a result of, the Reorganization (subject to the exclusions described below), Stone Ridge has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Combined Fund (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) for the period commencing upon consummation of the Reorganization through February 28, 2018 solely to the extent necessary to limit the total annualized amount of such expenses of Class I Shares to 1.65% and Class M shares to 1.80% of average daily net assets attributable to such Class. Transaction costs, if any, incurred in repositioning the Funds’ portfolios in connection with the Reorganization will also be borne by each Fund. See “Information about the Reorganization — Expenses of the Reorganization.” Notwithstanding the expense limitation described above, it is possible that the Combined Fund may have higher expense ratios in the future; this could happen in the coming year, for example, if the Combined Fund’s brokerage and transactional expenses or other expenses excluded from the expense limitation were to increase.

The High Yield Fund will be the accounting survivor of the Reorganization, meaning its operating history will be used for financial reporting purposes. These tables and the footnotes below summarize the following information:

•	Expenses that the Reinsurance Risk Premium Fund incurred in the fiscal year ended October 31, 2015.

•	Expenses that the High Yield Fund incurred in the fiscal year ended October 31, 2015.

•

Expenses that Stone Ridge estimates the High Yield Fund would have incurred in the fiscal year ended October 31, 2015, after giving effect to the Reorganization on a pro forma combined basis, assuming the Reorganization had occurred as of November 1, 2014. The actual expenses incurred by the Reinsurance Risk Premium Fund subsequent to the Reorganization may be higher than the pro forma figures shown.

	Reinsurance Risk Premium Fund	High Yield Fund	Pro forma Expenses Combined Fund
CLASS I SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.15	0.19	0.15
Total Annual Fund Operating Expenses	1.65	1.69	1.65

CLASS M SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.15	0.15	0.15
Other Expenses	0.15	0.19	0.15
Total Annual Fund Operating Expenses	1.80%	1.84%	1.80%

Examples. These examples are intended to help you compare the cost of investing in the Reinsurance Risk Premium Fund and the High Yield Fund (on an actual and, for the Combined Fund, on a pro forma basis) with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares:
Reinsurance Risk Premium Fund (Current)	$168	$520	$897	$1,955
High Yield Fund (Current)	$172	$533	$918	$1,998
Combined Fund (Pro forma)	$168	$518	$893	$1,944
Class M Shares:
Reinsurance Risk Premium Fund (Current)	$183	$566	$975	$2,116
High Yield Fund (Current)	$187	$579	$995	$2,159
Combined Fund (Pro forma)	$183	$564	$971	$2,106

Portfolio Turnover. Each of the Reinsurance Risk Premium Fund and the High Yield Fund generally do not pay transaction costs, such as commissions, when it buys and sells event-linked bonds. However, the prices of event-linked bonds purchased by the Funds reflect a “bid-ask spread” instead of explicit transaction costs. With respect to certain trades in event-linked bonds and other investments, the Funds may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense examples, affect the Fund’s performance. During the most recent fiscal year, the Reinsurance Risk Premium Fund’s portfolio turnover rate was 14.79% of the average value of its portfolio, and the High Yield Fund’s portfolio turnover rate was 11.64% of the average value of its portfolio.

For information about the expenses associated with the Reorganization, see “Information about the Reorganization — Costs of the Reorganization” below.

8. Will my dividends be affected by the Reorganization?

Each of the Funds intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

Prior to the Exchange Date, pursuant to the Reorganization Agreement, the Reinsurance Risk Premium Fund will have declared a dividend or dividends that, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect, very generally, of distributing to the shareholders of the Reinsurance Risk Premium Fund (i) all of the Reinsurance Risk Premium Fund’s investment company taxable income, and (ii) all of the Reinsurance Risk Premium Fund’s net capital gain (after reduction for any capital loss carryover), in each case for its taxable year beginning on November 1, 2016 and ending on the Exchange Date and the immediately preceding taxable year. For more information on the tax implications of the Reorganization, see “What are the U.S. federal income tax consequences of the Reorganization?” below and “Information about the Reorganization — U.S. Federal Income Tax Consequences.”

9. Who manages the High Yield Fund and how does management of the Reinsurance Risk Premium Fund differ?

There is no difference in management personnel between the Reinsurance Risk Premium Fund and the High Yield Fund. Stone Ridge is the investment adviser to each Fund. The portfolio management team of each Fund consists of Robert Gutmann, Alexander Nyren, Benjamin Robbins, Ross Stevens and Yan Zhao. Additional information about the Funds’ portfolio managers is set forth in “Appendix B.”

10. What are the U.S. federal income tax consequences of the Reorganization?

For U.S. federal income tax purposes, the Reorganization of the Reinsurance Risk Premium Fund into the High Yield Fund is expected be a tax-free reorganization and will not take place unless both Funds receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the Section entitled “U.S. Federal Income Tax Consequences.” Accordingly, it is expected that (i), subject to the exceptions described in that section, no gain or loss will be recognized by the Reinsurance Risk Premium Fund or its shareholders as a direct result of the Reorganization, (ii) the aggregate tax basis of the Reorganization Shares received by each Reinsurance Risk Premium Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Reinsurance Risk Premium Fund shares, and (iii) the holding period of the Reorganization Shares in the hands of each Reinsurance Risk Premium Fund shareholder will include the holding period for the shareholder’s Reinsurance Risk Premium Fund shares, provided in each case that the shareholder held Reinsurance Risk Premium Fund shares as capital assets.

A portion of the portfolio assets of the Reinsurance Risk Premium Fund may be sold in connection with the Reorganization, although Stone Ridge currently expects there to be no portfolio turnover in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and the Reinsurance Risk Premium Fund’s tax basis in such assets. Any capital gains or ordinary income realized on these sales on a net basis, as reduced by any available capital or ordinary losses, respectively, will be distributed to the Reinsurance Risk Premium Fund’s shareholders during or with respect to the taxable year of sale, and such distributions will be taxable to shareholders. A significant portion of the Reinsurance Risk Premium Fund’s assets consist of securities that are “marked to the market” on the last day of the Reinsurance Risk Premium Fund’s tax year for U.S. federal income tax purposes resulting in the recognition of gain or loss, generally treated as ordinary income or loss. Because the Reorganization will end the tax year of the Reinsurance Risk Premium Fund, it could therefore accelerate or in some cases increase taxable distributions to shareholders from the Reinsurance Risk Premium Fund and affect the timing and amount of losses realized by the Reinsurance Risk Premium Fund for its short tax year ending on the date of the Reorganization. To the extent that, as a result of the closing of its tax year on the Exchange Date, the Reinsurance Risk Premium Fund realizes ordinary losses, and such losses exceed ordinary income realized during such tax year, the Combined Fund will not be able to utilize such losses to offset future income.

Prior to the Exchange Date, pursuant to the Reorganization Agreement, the Reinsurance Risk Premium Fund will have declared and paid a dividend or dividends to shareholders that, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the shareholders of the Reinsurance Risk Premium Fund (i) all of the Reinsurance Risk Premium Fund’s investment company taxable income, as defined in Section 852 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) all of the Reinsurance Risk Premium Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case (A) for its taxable year beginning on November 1, 2016 and ending on the Exchange Date and the immediately preceding taxable year and (B) computed without regard to any deduction for dividends paid. Such dividend or dividends will include any distributable, but not previously distributed, income or gain resulting from the marking to market of certain of the Reinsurance Risk Premium Fund’s holdings on the Exchange Date or from portfolio turnover prior to the consummation of the Reorganization.

At any time prior to the valuation of shares of the Reinsurance Risk Premium Fund, ordinarily the close of the NYSE (normally 4:00 p.m. Eastern Time), on the business day prior to the Exchange Date (the “Valuation Date”), a Reinsurance Risk Premium Fund shareholder may redeem shares, which will likely result in such shareholder recognizing gain or loss for U.S. federal income tax purposes.

The application of loss limitation rules under U.S. federal income tax laws as a result of the Reorganization might limit the Combined Fund’s ability to use the capital loss carryforwards or built-in losses of either Fund to offset its future gains. These loss limitation rules, combined with the spreading of each Fund’s gain and loss attributes across the larger Combined Fund, might result in potential tax costs to shareholders of either or both Funds. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information about the Reorganization — U.S. Federal Income Tax Consequences.”

11.	Are there differences in the Funds’ distributor, any distribution fees or share classes of the Funds?

Class I shares of the Reinsurance Risk Premium Fund and the High Yield Fund are offered for sale on a continuous basis without any sales commissions, 12b-1 fees or other charges to the Funds or their shareholders. Class M shares of both Funds charge a 12b-1 fee, but do not charge any sales commission. Neither Fund charges redemption fees. The Funds’ distributor is Quasar Distributors.

Both Funds offer Class M shares and Class I shares on the same terms. For more information see “Appendix B” below.

12.	Do the Funds’ procedures for purchases and redemptions differ?

No. The Funds’ procedures for purchases and redemptions are the same.

Purchases of Shares. The purchase arrangements for shares of the Funds are identical. The new account eligibility criteria for the High Yield Fund, as set forth in “Investing with the Trust — Who is Eligible to Invest in the Fund” in Appendix B, are applicable to each Fund. Investors may purchase a Fund’s Class I shares and Class M shares by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, the investor will be directed to the Funds’ transfer agent to complete the purchase or sale transaction. Each Fund is generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed a training program provided by the Adviser; (ii) clients of such institutional investors; and (iii) certain other eligible investors. All investments are subject to approval of the Adviser. Each Fund will only be available for purchase when it has notified investors that it is no longer closed to new investment. A purchase of a Fund’s Class I shares and Class M shares will be made at the net asset value per share next determined following receipt of a purchase order in good order by a Fund, its authorized agent, its Distributor’s authorized agent, or authorized broker or the broker’s authorized designee if received at a time when the Fund is open to new investments

The minimum initial account size (waived in certain circumstances) is $25 million for Class I shares and $10 million for Class M shares. The account minimums for any Fund may be met by aggregating purchases in each Fund. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser. See “Investing with the Trust — Minimum Investments” in Appendix B.

Redemptions. Redemption procedures for the Funds are identical. Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business, by writing to Stone Ridge Trust, c/o U.S. Bancorp Fund Services, 615 E. Michigan Avenue, 3rd Floor, Milwaukee, Wisconsin, 53202, or by calling (855) 609-3680. Investors who desire to redeem shares of a Fund must first contact the Adviser at (855) 609-3680. Once notification has occurred, the investor will be directed to the Funds’ transfer agent to complete the sale transaction. Shareholders who invest in the Funds through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Fund will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order, by the transfer agent (or by a financial intermediary such as a selling broker, if applicable). Redemption orders are valued at the net asset value per share next determined after the shares are properly tendered for redemption.

13. Will I be able to redeem shares of the Reinsurance Risk Premium Fund prior to the Reorganization?

At any time prior to the valuation of shares of the Reinsurance Risk Premium Fund, ordinarily the close of the NYSE (normally 4:00 p.m. Eastern Time), on the Valuation Date, pursuant to the procedures set forth under “How to Redeem Class I Shares and Class M Shares” in the Fund’s prospectus, shareholders may redeem their shares and receive the net asset value thereof. The Exchange Date is currently expected to be on or around December 5, 2016; the Valuation Date is expected to be on or around December 2, 2016.

14. Is any vote or other action required on my part?

No action on your part is required regarding the Reorganization. You will automatically receive shares of the High Yield Fund in exchange for your shares of the Reinsurance Risk Premium Fund as of the Exchange Date of the Reorganization. The board is not asking you for a proxy. No shareholder vote is necessary to approve the Reorganization.

15.	Will the number of shares I own change?

If you currently own shares of the Reinsurance Risk Premium Fund, the number of shares of the High Yield Fund that you receive might not be the same as the number of shares you currently hold, but the total net asset value of the shares of the High Yield Fund you receive will be of equivalent value to the total net asset value of the shares of the Reinsurance Risk Premium Fund that you hold at the time of the Reorganization. Even though the net asset value per share of the Funds may be different, the total net asset value of your holdings (as determined at the time of the Reorganization) will not change as a result of the Reorganization.

If you currently own shares of the High Yield Fund, the number of shares of the High Yield Fund that you own prior to the Reorganization will not change as a result of the Reorganization, but you will receive additional shares of the High Yield Fund to reflect the number of shares that you receive in the Reorganization as a shareholder of the Reinsurance Risk Premium Fund.

16.	Whom do I contact for further information?

For further information, please call 855-609-3680.

COMPARISON OF PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

The principal risks affecting the Reinsurance Risk Premium Fund and the High Yield Fund are substantially similar and summarized below. Each risk applies to both Funds. While both Funds may invest in below investment grade securities and, consistent with their investment objective and 80% policies, may invest in reinsurance-related securities across the yield spectrum, the High Yield Fund generally focuses its investments in higher yielding, higher risk securities (i.e., those over the median yield) and, therefore, may have correspondingly greater exposure to the risks associated with such investments than the Reinsurance Risk Premium Fund. The principal risks affecting the High Yield Fund are not expected to change as a result of the Reorganization. It is possible for you to lose money by investing in either Fund. “Principal Investment Risks” in the Current Prospectus and “Investment Strategies and Risks of the Funds” in the Current SAI include more information about the Funds, their investments and the related risks.

Reinsurance-Related Securities Risk. The principal risk of an investment in a reinsurance-related security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non-natural events, such as large aviation disasters) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses and an investor will lose money. A majority of the Fund’s assets will be invested in reinsurance-related securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Event-Linked Bonds. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Catastrophe bonds have been in use only since the mid-1990s. As a relatively new type of financial instrument, there is limited trading history for these securities and in certain instances there may be a limited or no active trading market, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Fund may gain exposure to reinsurance contracts through Quota Share Notes, Excess of Loss Notes and ILW Notes. These securities are subject to the same risks discussed herein for event-linked or catastrophe bonds. In addition, because Quota Share Notes, Excess of Loss Notes and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes, Excess of Loss Notes and ILW Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes, Excess of Loss Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Fund. See “Illiquidity and Restricted Securities Risk” and “Valuation Risk” discussed herein. In Quota Share Notes trades, ILW Notes trades and Excess of Loss Notes trades, the Fund cannot lose more than the amount invested.

Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for Fund investments.

Illiquidity and Restricted Securities Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid.

The Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid. The Adviser believes a sufficient liquid market exists for reinsurance-related securities in order to meet these requirements. However, there can be no assurances that a liquid market for the Fund’s investments will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances where the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with redemptions) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if Stone Ridge determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. In addition, pricing of reinsurance-related securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. The Fund’s investments in reinsurance-related securities for which market quotations are not available will be valued pursuant to procedures adopted by the board. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund’s investment in a reinsurance-related security may be priced using fair value methods. Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased.

Moral Hazard Risk. Reinsurance-related securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Reinsurance-related securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such reinsurance-related securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e., the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million). Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

Limited Availability and Reinvestment Risk. Investments in reinsurance-related securities may be limited, which may limit the amount of assets the Fund may be able to invest in reinsurance-related securities. The limited availability of reinsurance-related securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund’s investment objective and lack of availability of reinsurance-related securities in the secondary market. Original issuances of event-linked bonds (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year while original issuances of Quota Share Notes and Excess of Loss Notes may be concentrated in particular reinsurance renewal months (January, and to a lesser extent, April, June, and July). Thereafter, the availability of reinsurance-related securities is subject to natural fluctuations in the secondary market. Therefore, if reinsurance-related securities held by the Fund mature or if the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until reinsurance-related securities meeting the Fund’s investment objectives become available. Due to the potentially limited availability of additional reinsurance-related securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold. This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.

Investments in Non-Voting Securities Risk. To the extent the Fund purchases non-voting securities or contractually forgoes its right to vote securities of an SPV, it will not be able to vote on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the

SPV. If the reinsurance-related securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities. However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or may purchase non-voting securities of such SPVs. If the Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transactions would be severely limited by the requirements of the 1940 Act. Such limitations may interfere with portfolio management of the Fund which may adversely impact the Fund’s performance.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in reinsurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund will result in substantial losses to the Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund.

Floating-Rate Instrument Risks. A significant percentage of the reinsurance-related securities in which the Fund invests are expected to be variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest is typically invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

Borrowing Risk. The Fund may borrow to meet redemption requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return.

Leverage Risk. The Fund may borrow or enter into derivative transactions for investment purposes, which will cause the Fund to incur investment leverage. Therefore, the Fund is subject to leverage risk. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. This risk is enhanced for the Fund because it invests substantially all of its assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Fund’s investment and result in significant losses to the Fund. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Derivatives Risk. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Fund may invest in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategy.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of over-the-counter (“OTC”) derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk, and credit risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swaps Risk. The Fund may obtain event-linked exposure by investing in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in reinsurance-related securities, including risks associated with the counterparty and leverage.

Below Investment Grade Securities and Unrated Securities Risk. The Fund may have exposure, without limitation, to reinsurance-related securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.” The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the reinsurance-related security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for reinsurance-related securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR

Worldwide Corporation and Risk Management Solutions, Inc. The Adviser may use reports from one or more of these modeling firms as part of its investment process or may create its own internal risk model for this purpose. Different methodologies are used to evaluate the probability of various types of pre-defined trigger events. If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to a reinsurance-related security that is not justified. Therefore, to the extent the Adviser relies on rating agency ratings to select securities for the Fund, the Fund may be exposed to greater risks. Additionally, because there are few major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified.

Credit Risk. The reinsurance-related securities in which the Fund invests will be subject to credit risk. The principal invested in many reinsurance-related securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain reinsurance-related securities, the collateral account may be invested in high yielding, higher risk securities. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the reinsurance-related securities in which the Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments and defaults may reduce the income to the Fund and negatively impact the value of Fund shares.

Foreign Investing Risk. The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities (see “Currency Risk” below). Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

Currency Risk. It is expected that a substantial portion of the Fund’s investments in reinsurance-related securities will be U.S. dollar denominated investments. To the extent the Fund invests in non-U.S. denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. Currency exchange rates can fluctuate significantly for many reasons. The dollar value of foreign investments may also be affected by exchange controls. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged.

Equity Investing Risk. The Fund may at times invest in equity securities, which may be publicly or privately offered. The equity securities in which the Fund invests may be more volatile than the equity markets as a whole. Equity securities risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Market Risk. The value of the Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect a particular industry or industries.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser, may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively. Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Tax Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

INFORMATION ABOUT THE REORGANIZATION

Trustees’ Considerations Relating to the Reorganization

At a meeting held on September 19, 2016, the board of trustees of the Trust, including the independent trustees, unanimously approved the Reorganization. The board determined that the Reorganization would be in the best interests of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result the Reorganization.

The principal factors considered by the trustees in determining to approve the Reorganization included, but were not limited to, the following:

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Substantial continuity in principal investment objectives, strategy and portfolio. There is substantial overlap between the Funds’ portfolios and similarity between the Funds’ principal investment strategies, which means that Stone Ridge expects there to be no portfolio turnover in connection with the Reorganization. Accordingly, neither Fund is expected to incur material portfolio transaction costs or to experience material realization events as a result of the proposed reorganization.

•

Continuity in management and shareholder services. The Reinsurance Risk Premium Fund and the High Yield Fund have the same investment adviser, Stone Ridge, and the same experienced portfolio management team. The current portfolio management team is expected to continue to manage the High Yield Fund following the Reorganization. The Funds have the same fee structures and provide the same shareholder services.

•

Tax-free reorganization. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that the Reinsurance Risk Premium Fund shareholders will generally not recognize gain or loss as a direct result of the Reorganization. The tax consequences of the Reorganization are complex and may vary depending on the circumstances. If the Reinsurance Risk Premium Fund were instead to liquidate or a current shareholder were to sell, exchange or redeem his or her the Reinsurance Risk Premium Fund shares, such transaction would be taxable to such shareholder. See “What are the U.S. federal income tax consequences of the Reorganization?” and “Information about the Reorganization — U.S. Federal Income Tax Consequences” for more details.

•

Potential for economies of scale and equivalent or lower expected total expense ratios. Shareholders of each Fund are expected to benefit from operational efficiencies as a result of the assets being combined in a single fund and from spreading expenses across a larger, combined asset base. The total annual fund operating expense ratios for the Reinsurance Risk Premium Fund are 1.80% and 1.65% for Class M shares and Class I shares, respectively (based on expenses as of the Funds’ most recent fiscal year end). The total annual fund operating expense ratios for the High Yield Fund are 1.84% and 1.69% for Class M shares and Class I shares, respectively (based on expenses as of the Funds’ most recent fiscal year end). Based on the Funds’ expenses as of their most recent fiscal year end, the estimated pro forma total annual fund operating expense ratios for Class M shares and Class I shares of the Combined Fund following the Reorganization are 1.80% and 1.65%, respectively, which would result in a reduction in expense ratios for the High Yield Fund’s shareholders. Stone Ridge expects the expense ratio of the Combined Fund to decrease following the Reorganization (once expenses related to the Reorganization have been paid), resulting in a reduction in expense ratios for each Fund’s shareholders. The trustees also considered that the Stone Ridge has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Combined Fund to limit the total annualized expenses of Class I Shares to 1.65% and Class M shares to 1.80% of average daily net assets attributable to such Class effective subsequent to the Reorganization. See “How do the management fees and other expenses of the Reinsurance Risk Premium Fund and the High Yield Fund compare, and what are they estimated to be following the Reorganization?” for more details.

•	Historical performance. Although past performance does not guarantee future results, due to the historic (and increasing) similarity of the Funds’ portfolios, the Funds’ performance has been highly correlated, with the Funds producing similar absolute returns (the High Yield Fund’s being slightly stronger over the 1-year period ended October 31, 2015 and since inception of the Funds on February 1, 2013). The High Yield Fund will be the survivor of the Reorganization for performance reporting purposes.

•	Possible alternatives to the Reorganization. The board considered other options for the Reinsurance Risk Premium Fund, including liquidating the Fund.

•	Share classes. Both Funds offer Class M shares and Class I shares on the same terms.

•

Cost allocation. The trustees considered that the Combined Fund would bear the expenses associated with the Reorganization, but noted that the Combined Fund is expected to realize savings over time as a result of the Reorganization in amounts greater than the expenses of the Reorganization.

Summary of the Terms of the Reorganization

The Reorganization is to take place pursuant to the Reorganization Agreement, a form of which is attached to this information statement/prospectus as Appendix A. Significant provisions of the Reorganization Agreement are summarized below. However, this summary is qualified in its entirety by reference to the Reorganization Agreement.

The Reorganization Agreement provides, among other things, for the transfer of all of the assets of the Reinsurance Risk Premium Fund to the High Yield Fund and the assumption by the High Yield Fund of all of the liabilities of the Reinsurance Risk Premium Fund in exchange for the issuance to the Reinsurance Risk Premium Fund of Class M shares and Class I shares of the High Yield Fund (the “Reorganization Shares”). The exchange, which will be effected on the basis of the relative net asset values of the two Funds, will be followed immediately by the distribution of the High Yield Fund shares received by the Reinsurance Risk Premium Fund to its shareholders, in complete liquidation of the Reinsurance Risk Premium Fund.

Upon liquidation of the Reinsurance Risk Premium Fund, you will receive a number of full and fractional Class M shares and Class I shares equal in dollar value at the date of the exchange to the aggregate net asset value of your Class M shares and Class I shares of the Reinsurance Risk Premium Fund, respectively.

The Reorganization is expected to close on or about December 5, 2016, and is subject to a number of conditions.

Description of Reorganization Shares

Full and fractional Reorganization Shares will be issued to the Reinsurance Risk Premium Fund’s shareholders in accordance with the procedures under the Reorganization Agreement as described above. The Reorganization Shares consist of Class M shares and Class I shares of the High Yield Fund, which are identical to the existing Class M shares and Class I shares of the Reinsurance Risk Premium Fund. In particular:

•	Neither the Class M shares nor the Class I shares to be issued in the Reorganization will be subject to a sales charge, exchange fee or redemption fee.

•

Class M shares and Class I shares to be issued in the Reorganization will not be subject to any sales commissions, Rule 12b-1 fees or other direct distribution charges to the Reinsurance Risk Premium Fund or its shareholders

There are no material differences between the redemption or voting rights of shareholders of the High Yield Fund and those of shareholders of the Reinsurance Risk Premium Fund.

See “Investing with the Trust — Who is Eligible to Invest in the Fund?” in Appendix B for more information on the Funds’ share classes.

Costs of the Reorganization

Pursuant to the Reorganization Agreement, the one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Reorganization Agreement are estimated to be approximately $202,817 (the “Reorganization Costs”). These fees and expenses include legal and auditor fees, information statement printing, preparation and mailing costs, and other costs. The Reorganization Costs shall be borne by the Combined Fund, which has the effect of allocating expenses to each Fund pro rata based on each Fund’s net assets (approximately $61,970 (approximately 0.01% of average daily net assets of the Fund) of the Reorganization Costs will have the effect of being allocated to the High Yield Fund and $140,847 (approximately 0.01% of average daily net assets of the Fund) will have the effect of being allocated to the Reinsurance Risk Premium Fund.) Stone Ridge anticipates that there will be no portfolio turnover or costs associated with portfolio repositioning in connection with the Reorganization.

Portfolio Repositioning

Substantial overlap between the Funds’ portfolios and the similarity of the Funds’ principal investment strategies will likely result in no portfolio turnover in connection with the Reorganization. Whether and for how long the Combined Fund will continue to hold the portfolio securities of the Reinsurance Risk Premium Fund will be determined consistent with the High Yield Fund’s investment objective, strategies and policies, any restrictions imposed by the Code and the best interests of the Combined Fund’s shareholders (including former shareholders of the Reinsurance Risk Premium Fund). Both Funds intend to adhere to their investment objectives, policies and restrictions during this transition period. Neither Fund is expected to incur material portfolio transaction costs or to experience material realization events as a result of the proposed reorganization.

Tax Information Relating to the Reorganization

The gain and loss attributes of each Fund and the Combined Fund were as follows:

Tax Information Relating to the Reorganization (in millions)*
Fund	Net Assets as of August 31, 2016	Capital Loss Carry Forwards as of October 31, 2015	Fiscal YTD Net Realized Gain (Loss) as of August 31, 2016	Fiscal YTD Net Unrealized Gain (Loss) as of August 31, 2016
Reinsurance Risk Premium Fund	$1,136,668,551	$(11,585,700)	$(1,370,980)	$(3,732,796)
High Yield Fund	495,068,761	(4,883,627)	(164,119)	(1,505,419)
Pro Forma — Combined Fund	1,631,737,312	(16,469,327)	(1,535,099)	(5,238,215)

*

Please note that the figures above are as of the dates listed above, and the actual figures as of the Exchange Date of the Reorganization may be materially different because the Funds will continue to operate through the Exchange Date, and therefore incur additional realized and unrealized gains and losses.

U.S. Federal Income Tax Consequences

The Reorganization is intended be a tax-free reorganization. The Reorganization will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury Regulations issued thereunder, current administrative rules, pronouncements and court decisions, as further described below, generally for U.S. federal income tax purposes:

(i)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Reinsurance Risk Premium Fund and the High Yield Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)

Under Sections 361 and 357 of the Code, the Reinsurance Risk Premium Fund will not recognize gain or loss upon the transfer of all of its assets to the High Yield Fund in exchange for Reorganization Shares and the assumption by the High Yield Fund of all of the liabilities of the Reinsurance Risk Premium Fund, or upon the distribution of the Reorganization Shares by the Reinsurance Risk

Premium Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Reinsurance Risk Premium Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(iii)

Under Section 354 of the Code, the shareholders of the Reinsurance Risk Premium Fund will not recognize gain or loss upon the exchange of their Reinsurance Risk Premium Fund shares for Reorganization Shares.

(iv)

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Reinsurance Risk Premium Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Reinsurance Risk Premium Fund shares exchanged therefor.

(v)

Under Section 1223(1) of the Code, a Reinsurance Risk Premium Fund shareholder’s holding period for the Reorganization Shares received in the Reorganization will include the shareholder’s holding period for the Reinsurance Risk Premium Fund shares exchanged therefor, provided the shareholder held such shares as capital assets.

(vi)

Under Section 1032 of the Code, the High Yield Fund will not recognize gain or loss upon the receipt of assets of the Reinsurance Risk Premium Fund in exchange for Reorganization Shares and the assumption by the High Yield Fund of all of the liabilities of the Reinsurance Risk Premium Fund.

(vii)

Under Section 362(b) of the Code, the High Yield Fund’s tax basis in the assets of the Reinsurance Risk Premium Fund transferred to the High Yield Fund in the Reorganization will be the same as the Reinsurance Risk Premium Fund’s tax basis in such assets immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in clause (ii).

(viii)

Under Section 1223(2) of the Code, the High Yield Fund’s holding periods in the assets received from the Reinsurance Risk Premium Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in clause (ii), will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Reinsurance Risk Premium Fund.

(ix)

The High Yield Fund will succeed to and take into account the items of the Reinsurance Risk Premium Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Reinsurance Risk Premium Fund and the High Yield Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Reinsurance Risk Premium Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its the Reinsurance Risk Premium Fund shares and the fair market value of the Reorganization Shares it received. Shareholders of the Reinsurance Risk Premium Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of the Reinsurance Risk Premium Fund may be sold in connection with the Reorganization, although Stone Ridge currently anticipates there to be no portfolio turnover in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Reinsurance Risk Premium Fund’s tax basis in such assets. Any capital gains or ordinary income recognized in these sales on a net basis, as reduced by any available capital or ordinary losses, respectively, will be distributed to the Reinsurance Risk Premium Fund’s shareholders during or with respect to the taxable year of sale, and such distributions will be taxable to shareholders. A significant portion of the Reinsurance Risk Premium Fund’s assets consist of securities that are “marked to the market” on the last day of the Reinsurance Risk Premium Fund’s tax year for U.S. federal income tax purposes resulting in the recognition of gain or loss, generally treated as ordinary income or loss. Because the Reorganization will end the tax year of the Reinsurance Risk Premium Fund, it could therefore accelerate or in some cases increase distributions to shareholders from the Reinsurance Risk Premium Fund and affect the timing and amount of losses realized by the Reinsurance Risk Premium Fund for its short tax year ending on the date of the Reorganization. To the extent that, as a result of the closing of its tax year on the Exchange Date, the Reinsurance Risk Premium Fund realizes ordinary losses, and such losses exceed ordinary income realized during such tax year, the Combined Fund will not be able to utilize such losses to offset future income.

Prior to the Exchange Date, pursuant to the Reorganization Agreement, the Reinsurance Risk Premium Fund shall have declared and paid a dividend or dividends to shareholders which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the shareholders of the Reinsurance Risk Premium Fund (i) all of the Reinsurance Risk Premium Fund’s investment company taxable income, as defined in Section 852 of the Code, and (ii) all of the Reinsurance Risk Premium Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case (A) for its taxable year beginning on November 1, 2016 and ending on the Exchange Date and the immediately preceding taxable year and (B) computed without regard to any deduction for dividends paid. Such dividend or dividends will include any distributable, but not previously distributed, income or gain resulting from the marking to market of certain of the Reinsurance Risk Premium Fund’s holdings on the Exchange Date or from portfolio turnover prior to the consummation of the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, the High Yield Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Reinsurance Risk Premium Fund’s loss carryforwards, as limited under the previous rules, are permitted to offset only that portion of the gains of the High Yield Fund for the taxable year of the Reorganization that is equal to the portion of the High Yield Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Reinsurance Risk Premium Fund will in each case receive a proportionate share of any unrealized gains in the Combined Fund’s assets, as well as any taxable income or gains realized by the High Yield Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the High Yield Fund. As a result, shareholders of the Reinsurance Risk Premium Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition capital losses of the Reinsurance Risk Premium Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the Reorganization, such that the benefit of those losses to the Reinsurance Risk Premium Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. As discussed above, a significant portion of the Reinsurance Risk Premium Fund’s assets will be marked to market for federal income tax purposes on the Exchange Date, and therefore such assets will not initially have unrealized gain or loss in the hands of the Combined Fund. Losses of the Reinsurance Risk Premium Fund that are treated as ordinary losses will not carry over to the Combined Fund.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any particular shareholder, including whether shares are held through a tax-advantaged account. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Existing and Pro Forma Capitalization

The following table shows, on an unaudited basis, the capitalization of the Reinsurance Risk Premium Fund and the High Yield Fund as of August 31, 2016 and on a pro forma combined basis as of that date, giving effect to the Reorganization:

CAPITALIZATION TABLE (Unaudited)

August 31, 2016

	Aggregate Net Asset Value[1]	Shares Outstanding	Net Asset Value Per Share
Reinsurance Risk Premium Fund
Class M	$195,797	19,115,915	$10.24
Class I	940,872	91,837,518	10.24
High Yield Fund
Class M	62,715	6,080,113	10.31
Class I	432,354	41,908,126	10.32
Combined Fund (pro forma)[2]
Class M	258,480	25,062,236	10.31
Class I	1,373,055	133,107,032	10.32

[1]	Dollar values in thousands. Totals may not sum due to rounding.
[2]	Reflects the deduction of the Reorganization Costs estimated to be $202,817.

Performance of the Funds

This section provides some indication of the risks of investing in the Funds. The following bar charts show how the performance of each Fund’s Class I shares has varied over time. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Reinsurance Risk Premium Fund – Calendar Year by Year Total Returns – Class I Shares1

Best Quarter:    Q3    2014    3.21%

Worst Quarter:    Q2    2015    (0.04)%

[1]	The Fund’s performance as of June 30, 2016 was 2.16%

High Yield Fund – Calendar Year by Year Total Returns – Class I Shares2

Best Quarter:    Q3    2014    3.76%

Worst Quarter:    Q2    2015    0.11%

[2]	The Fund’s performance as of June 30, 2016 was 2.43%.

The table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance of the Fund’s Class I Shares from year to year and by comparing the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. Past performance (before and after taxes) is not an indication of future performance.

After-tax returns are shown for Class I Shares only. After-tax returns for Class M Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund shares” is higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Updated performance information may be obtained by calling 855.609.3680. Updated performance information for Class M shares is also available at www.stoneridgefunds.com.

Reinsurance Risk Premium Fund Average Annual Total Returns For Periods Ended December 31, 2015
	One Year	Since inception (2/1/13)
Class I Shares

Return Before Taxes	4.73%	6.11%
Return After Taxes on Distributions	2.53%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	2.67%	3.49%
Class M Shares

Return Before Taxes	4.57%	5.96%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.05%

High Yield Fund Average Annual Total Returns

For Periods Ended December 31, 2015

	One Year	Since inception (2/1/13)
Class I Shares

Return Before Taxes	5.37%	7.10%
Return After Taxes on Distributions	2.85%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	3.03%	4.04%
Class M Shares

Return Before Taxes	5.20%	6.94%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.05%

OTHER INFORMATION

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not generally sold through financial intermediaries other than certain registered investment advisers, and no sales loads are charged to investors or paid to financial intermediaries. The Funds’ principal underwriter receives compensation with respect to Class M shares. See “Distribution and Servicing (12b-1) Plan” and “Payments to Financial Firms” in the “Other Information” section of Appendix B.

Financial Highlights

Appendix C includes financial highlights for the Funds.

Where to Find More Information

You can find information relating to the High Yield Fund in Appendix B to this information statement/prospectus. Additional information about both Funds is incorporated by reference from the Current Prospectus and Current SAI. To obtain Fund documents or other information about the Funds, please visit www.stoneridgefunds.com. Call 855.609.3680 to receive a free copy of any of the Fund documents or if you have a question or would like to receive other information about the Trust. Fund documents may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Securities and Exchange Commission at (202) 551-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the Fund’s file number.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [    ], 2016 by and between Stone Ridge Reinsurance Risk Premium Fund (the “Acquired Fund”), a series of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust (the “Trust”) and Stone Ridge High Yield Reinsurance Risk Premium Fund (the “Acquiring Fund”), another series of the Trust.

PLAN OF REORGANIZATION

(a)    The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional Class M shares of beneficial interest of the Acquiring Fund (the “Class M Reorganization Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class M shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class M shares of the Acquired Fund on such date and (ii) a number of full and fractional Class I shares of beneficial interest of the Acquiring Fund (the “Class I Reorganization Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class I shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares of the Acquired Fund on such date. (The Class M Reorganization Shares and the Class I Reorganization Shares shall be referred to collectively as the “Reorganization Shares.”)

(b)    Upon consummation of the transactions described in paragraph (a) above, the Acquired Fund shall distribute in complete liquidation to its Class M and Class I shareholders of record as of the Exchange Date, the full and fractional Class M Reorganization Shares and Class I Reorganization Shares (as described in paragraph (a) above), respectively; each shareholder being entitled to receive that proportion of such Class M Reorganization Shares and Class I Reorganization Shares which the number of Class M shares and Class I shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class M shares and Class I shares, as the case may be, of the Acquired Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in treasury, if any, will simultaneously be cancelled on the books of the Acquired Fund.

(c)    As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to any such portion of the assets beneficially owned by the

Acquiring Fund that the Acquiring Fund designates in accordance with the foregoing paragraph as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Trust’s Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

For the avoidance of doubt, the provisions of this paragraph (c) shall only apply in the event that the Acquiring Fund makes the election described above in the first sentence of paragraph (c).

(d)    It is intended that the reorganization described in this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and this Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the Code.

AGREEMENT

The Acquiring Fund and Acquired Fund therefore agree as follows:

1.    Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a.    The Acquiring Fund is a duly established and designated series of the Trust, a Delaware statutory trust, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is duly qualified in every jurisdiction where the conduct of its business requires such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets, to carry on its business as an investment company and to carry out its obligations under this Agreement.

b.    The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.    The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquiring Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for the subsequent semiannual period following the most recently completed fiscal year, copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. Since the last day of the Acquiring Fund’s most recently completed fiscal year, there have not been any material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by an Acquiring Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (c), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

d.    On the Exchange Date, the Acquiring Fund will have good and marketable title to its assets.

e.    The prospectus and statement of additional information of the Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Prospectus”), previously furnished to the Acquired Fund, did not contain as of its date and does not contain as of the date hereof, with respect to the Acquiring Fund or with respect to the Trust as it pertains to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

f.    There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust (with respect to the Acquiring Fund) or the Acquiring Fund, which assert liability on the part of the Trust (with respect to the Acquiring Fund) or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

g.    The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on the Acquiring Fund’s statement of assets and liabilities as of October 31, 2015, referred to above, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2015, whether or not incurred in the ordinary course of business.

h.    The Acquiring Fund has timely filed all federal, state and other tax returns or reports that have been required to be filed (after giving effect to any extensions), other than as has been disclosed to the Acquired Fund; all such returns or reports were true, correct and complete in all material respects; the Acquiring Fund has timely paid all federal, state and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund; the Acquiring Fund has adequately provided for all tax liabilities on its books; the Acquiring Fund has not had any tax deficiency or liability asserted against it or question raised with respect thereto by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid; and the Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i.    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

j.    The registration statement (as amended or supplemented, and together with the documents incorporated therein by reference, the “Registration Statement”) filed with the Securities and Exchange

Commission (the “Commission”) by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder (i) complied, on the effective date of the Registration Statement, and complies, on the Exchange Date, in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not, on the effective date of the Registration Statement, and does not, on the Exchange Date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

k.    There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement as it pertains to the Acquiring Fund, the Prospectus as it pertains to the Acquiring Fund, or the registration statement of which the Prospectus is a part.

l.    To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

m.    The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Exchange Date.

n.    The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

o.    The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

p.    All issued and outstanding shares of the Acquiring Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Trust and the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

2.    Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a.    The Acquired Fund is a duly established and designated series of the Trust, a Delaware statutory trust, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is duly qualified in every jurisdiction where the conduct of its business requires such qualification, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquired Fund. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets, to carry on its business as an investment company and to carry out its obligations under this Agreement.

b.    The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.    The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquired Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for the subsequent semiannual period following the most recently completed fiscal year, copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. Since the last day of the Acquired Fund’s most recently completed fiscal year, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by an Acquired Fund of indebtedness (other than in the ordinary course of business). For the purposes of this subparagraph (c), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

d.    The Prospectus, previously furnished to the Acquiring Fund, did not contain as of its date and does not contain as of the date hereof, with respect to the Acquired Fund or with respect to the Trust as it pertains to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e.    There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust (with respect to the Acquired Fund) or the Acquired Fund, which assert liability on the part of the Trust (with respect to the Acquired Fund) or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f.    The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

g.    There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement as it pertains to the Acquired Fund, the Prospectus as it pertains to the Acquired Fund, or the registration statement of which the Prospectus is a part.

h.    The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on the Acquired Fund’s statement of assets and liabilities as of October 31, 2015, referred to above, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2015, whether or not incurred in the ordinary course of business.

i.    The Acquired Fund has timely filed all federal, state and other tax returns or reports that have been required to be filed (after giving effect to any extensions), other than as has been disclosed to the Acquiring Fund; all such returns or reports were true, correct and complete in all material respects; the Acquired Fund has timely paid all federal, state and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund; the Acquired Fund has adequately provided for all tax liabilities on its books; the Acquired Fund has not had any tax deficiency or liability asserted against it or question raised with respect thereto by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid; and the Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

j.    The Trust, on behalf of the Acquired Fund, has full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. Subject only to the delivery of all of the Investments, cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments that would be shown on its schedule of its investments if such a schedule were prepared as of the close of business on the Valuation Date (as defined in Section 4(b) below).

k.    No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

l.    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

m.    The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Exchange Date.

n.    The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations issued thereunder.

o.    To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

p.    All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Trust and the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

3.    Reorganization.

a.    Subject to the terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in Section 4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 of this Agreement and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class M shares and Class I shares of the Acquired Fund.

b.    The Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4.    Exchange Date; Valuation Time.

a.    Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Reorganization Shares to be issued, shall occur at the offices of the Trust at 510 Madison Avenue, 21st Floor, New York, New York 10022 or at such other location and date agreed to by the Acquiring Fund and the Acquired Fund, the date upon which such transactions are to take place being referred to herein as the “Exchange Date.” All acts taking place on the Exchange Date pursuant to this Agreement shall be deemed to take place simultaneously as of 9:00 a.m. Eastern Time on the Exchange Date unless otherwise agreed to by the parties.

b.    The “Valuation Time,” as referred to herein, is ordinarily the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on the day immediately prior to the Exchange Date on which the NYSE is open for business or such earlier or later day as may be mutually agreed upon in writing by the parties hereto, such date shall be referred to herein as the “Valuation Date.”

c.    In the event that, immediately prior to or at the Valuation Time, (a) the New York Stock Exchange shall be closed to regular session trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5.    Issuance of Reorganization Shares; Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class M Reorganization Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class M shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class M shares of the Acquired Fund on such date and (ii) a number of full and fractional Class I Reorganization Shares having an aggregate net asset value equal to the value of the Assets of the

Acquired Fund attributable to Class I shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares of the Acquired Fund on such date, in each case determined as hereinafter provided in this Section 5.

a.    The net asset value of the Class M Reorganization Shares and Class I Reorganization Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class M shares and Class I shares of the Acquired Fund and the value of the liabilities attributable to the Class M shares and Class I shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b.    The net asset value of the Class M Reorganization Shares and Class I Reorganization Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the Class M shares and Class I shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c.    No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d.    On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise.

e.    The Acquiring Fund shall issue the Reorganization Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Reorganization Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each record shareholder of the Acquired Fund on the transfer agency records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith.

f.    Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6.    Expenses, Fees, etc.

a.    The Funds will bear the costs and expenses arising directly from the transactions contemplated by this Agreement pro rata based on their relative net assets, whether or not the Reorganization is consummated for any reason; provided, however, that the costs of restructuring the Funds’ portfolios, including, but not limited to, brokerage commissions and other transaction costs, will be borne by the Fund directly incurring them. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b.    Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7.    Dissolution.

a.    The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8.    Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.    The Acquired Fund shall have furnished to the Acquiring Fund (i) a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax bases, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Trust’s President and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since October 31, 2015, other than changes in ordinary course of business as described in Section 1(c) above; and (ii) a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by or with respect to the Acquired Fund after the Exchange Date.

b.    The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust’s President and Treasurer, certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

c.    As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.    The Acquiring Fund shall have received an opinion of Smith, Katzenstein & Jenkins, LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is validly existing as a statutory trust under the laws of the State of Delaware and has power to execute, deliver and perform its obligations under this Agreement, and the Acquired Fund is a separate series of the Trust as provided under the laws of the State of Delaware duly established in accordance with the applicable provisions of the Declaration of Trust and Bylaws (the “Bylaws”) of the Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and, assuming that the Prospectus and the Registration Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust, on behalf of the Acquired Fund, in accordance with its terms; (iii) the execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or Bylaws, and will not violate any provision of the laws of the State of Delaware (except that such opinion need not express an opinion on state securities or “blue sky” laws); and (iv) to such counsel’s knowledge (without any independent inquiry or investigation), under the laws of the State of

Delaware, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Trust or the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated hereby, except (a) such as have been obtained or made prior to the Exchange Date, or (b) such as may be required under state securities or “blue sky” laws (except that such opinion need not express an opinion on state securities or “blue sky” laws). In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of the Trust.

e.    The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, did not, and the consummation of the transactions contemplated hereby will not, violate any provision of the federal laws of the United States of America (“Federal Law”) (except that such opinion need not express an opinion on federal or state securities or “blue sky” laws) and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquired Fund (as identified in an exhibit to such opinion); and (ii) to such counsel’s knowledge (without any independent inquiry or investigation), under Federal Law, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Trust or the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated hereby, except such as have been obtained or made prior to the Exchange Date. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of the Trust, including certificates with respect to investment restrictions contained in the Declaration of Trust, Bylaws or then-current prospectus or statement of additional information.

f.    The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion will be subject to certain qualifications), reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, although the matter is not free from doubt, generally for U.S. federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) the Acquired Fund will not recognize any gain or loss upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Reorganization Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an Asset regardless of whether such a transfer would otherwise be a nontaxable transaction; (iii) Acquired Fund shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Reorganization Shares; (iv) the aggregate basis of the Reorganization Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) an Acquired Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will include the shareholder’s holding period for the Acquired Fund shares exchanged for those Reorganization Shares, provided that the shareholder held the Acquired Fund shares as capital assets; (vi) the Acquiring Fund will not recognize any gain or loss upon the receipt of the Assets in exchange for Reorganization Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (vii) the Acquiring Fund’s tax basis in the Assets will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) the holding period of each Asset in the hands of the Acquiring Fund, other than certain Assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Asset was held or treated for U.S. federal income tax purposes as held by the Acquired Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

g.    As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Declaration of Trust or Bylaws, or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date.

h.    The Trust shall have received from the Commission and any relevant state securities administrator such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i.    All actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

j.    Prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the Acquired Fund’s investment company taxable income, as defined in Section 852 of the Code, and (ii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case (A) for its taxable year beginning on November 1, 2016 and ending on the Exchange Date and the immediately preceding taxable year and (B) computed without regard to any deduction for dividends paid.

k.    The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President and the Treasurer of the Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

l.    The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

m.    The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund or its agent (i) the originals or true copies of all of the records of the Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date and (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time.

n.    The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

9.    Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.    The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

b.    The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust’s President and Treasurer, certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

c.    As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.    The Acquired Fund shall have received an opinion of Smith, Katzenstein & Jenkins, LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is validly existing as a statutory trust under the laws of the State of Delaware and has power to execute, deliver and perform its obligations under this Agreement, and the Acquiring Fund is a separate series of the Trust as provided under the laws of the State of Delaware duly established in accordance with the applicable provisions of the Declaration of Trust and Bylaws of the Trust; (ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and, upon such delivery, will be validly issued and will be fully paid and non-assessable by the Trust and the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming that the Prospectus and the Registration Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Trust, on behalf of the Acquiring Fund, in accordance with its terms; (iv) the execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or Bylaws, and will not violate any provision of the laws of the State of Delaware (except that such opinion need not express an opinion on state securities or “blue sky” laws); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the laws of the State of Delaware, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Trust or the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby, except (a) such as have been obtained or made prior to the Exchange Date, or (b) such as may be required under state securities or “blue sky” laws (except that such opinion need not express an opinion on state securities or “blue sky” laws). In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of the Trust.

e.    The Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated hereby will not, violate any provision of Federal Law (except that such opinion need not express an opinion on federal or state securities or “blue sky” laws) and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquiring Fund (as identified in an exhibit to such opinion); (ii) to such counsel’s knowledge (without any independent inquiry or investigation), under Federal Law, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Trust or the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby, except such as have been obtained or made prior to the Exchange Date; and (iii) the Registration Statement has been declared effective under the 1933 Act, and based solely upon a search of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purposes is pending or threatened by the Commission. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement and certificates of officers of the Trust, including certificates with respect to investment restrictions contained in the Declaration of Trust, Bylaws or then-current prospectus or statement of additional information.

f.    The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date (which opinion will be subject to certain qualifications), and reasonably satisfactory to the Acquired Fund. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

g.    All actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

h.    The Trust shall have received from the Commission and any relevant state securities administrator such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i.    The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

10.    Indemnification.

a.    The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in this Agreement, the Registration Statement and the Prospectus or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b.    The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement and the Prospectus or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11.    No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.    Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of the Trust on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13.    Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except sections, 6, 10, 13, 14, 18, 19, 20 and 23.

14.    Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.    Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of the State of Delaware.

16.    Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time.

17.    Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18.    Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of any other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19.    Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Stone Ridge Trust, Attention: General Counsel, 510 Madison Avenue, 21st Floor, New York, New York 10022.

20.    Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the Trust’s trustees, officers, agents nor shareholders of the Funds or other series of the Trust assume any liability for obligations entered into on behalf of any of the Funds.

21.    Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23.    Further Assurances. Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

STONE RIDGE TRUST on behalf of its series Stone Ridge High Yield Reinsurance Risk Premium Fund

By:
Name:
Title:

STONE RIDGE TRUST on behalf of its series Stone Ridge Reinsurance Risk Premium Fund

By:
Name:
Title:

APPENDIX B

ADDITIONAL INFORMATION ABOUT STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

Investment Objective

The Stone Ridge High Yield Reinsurance Risk Premium Fund’s (the “High Yield Fund” or the “Fund”) investment objective is to seek a high level of total return consisting of income and preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. In addition, the High Yield Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”). (Together, these are referred to as the “80% Policies”). Consistent with its investment objective and its 80% policies, the Fund may invest in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield). The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. High yield securities typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the Prospectus or in the Statement of Additional Information as “fundamental.” The Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% Policy.

Investment Strategies

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) believes that investing in reinsurance-related securities should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. In constructing an investment portfolio, the Adviser identifies a universe of eligible securities with well-defined risk and return characteristics. It then seeks to obtain broad investment exposure to a meaningful subset of that universe while efficiently managing the portfolio and keeping trading costs low. Because the risks in reinsurance-related securities – largely related to natural or non-natural disasters, such as earthquakes or plane crashes – are not similar to the risks investors bear in traditional equities and debt markets, the Adviser believes that investment in reinsurance-related securities may provide benefits when added to traditional portfolios. As such, the Adviser does not intend to buy or sell securities for the portfolio based on prospects for the economy or based on movements of traditional equities and debt securities markets.

The High Yield Fund will pursue its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. In addition, the High Yield Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”).

High yield securities typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. The Adviser has broad discretion to allocate the High Yield Fund’s assets among these investment categories. As of December 31, 2015, the median spread above collateral of event-linked bonds (as stated in the offering materials for the bonds)

was approximately 4.90%, although this may change due to the variable nature of the event-linked bond yields and/or other market circumstances. Consistent with its investment objective and its 80% policies, the High Yield Fund may invest in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield). The High Yield Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer.

When selecting event-linked bonds and other reinsurance-related securities for investment, the Adviser evaluates the evolving universe of reinsurance-related securities by performing its own analysis based on quantitative and qualitative research. The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources. The Adviser then uses quantitative and qualitative analysis to select appropriate reinsurance-related securities within each trigger-event category. Trigger event categories include “indemnity triggers,” which are tied to the losses of the issuer; “parametric triggers,” which are tied to the non-occurrence of specific events with defined parameters; “industry loss triggers,” which are tied to industry-wide losses; and “modeled loss triggers,” which are tied to the hypothetical losses resulting from a modeled event and could be issuer-specific or industry-wide. Certain investments may have multiple triggers or a combination of the different types of triggers. The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of event-linked bonds by trigger event category and in different regions.

Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the High Yield Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the High Yield Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the High Yield Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the High Yield Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The High Yield Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The High Yield Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

The High Yield Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by a special purpose vehicle (“SPV”) whose performance is tied to underlying reinsurance transaction(s), including Quota Share Notes, Excess of Loss Notes and ILW Notes. The High Yield Fund, as holder of a note or preferred share issued by the SPV, would be entitled to participate in the underwriting results and investment earnings associated with the SPV’s underlying reinsurance contracts.

Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the High Yield Fund, as holder of a Quota Share

Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested. The High Yield Fund will generally seek to gain exposure to geographically diversified natural catastrophe Quota Share Notes and the Quota Share Notes in which the High Yield Fund invests will typically be high yield, high risk instruments.

Investments in Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit US Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single US hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as windspeed or earthquake magnitude and location. The High Yield Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

The High Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below investment grade securities (“junk bonds”) (i.e., those rated below Baa3 by Moody’s Investors Service, Inc. and lower than BBB- by Standard & Poor’s Rating Group). Because most event-linked bonds are typically rated below investment grade and Quota Share Notes, Excess of Loss Notes and ILW Notes are typically unrated, a substantial portion of the High Yield Fund’s assets will typically be invested in below investment grade bonds, similar in some respects to high yield corporate bonds. Event-linked catastrophe bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes are exposed to catastrophic insurance risk whereas high yield bonds are typically exposed to the potential default of financially distressed issuers. The High Yield Fund has no limit as to the maturity of the reinsurance-related securities in which it invests or as to the market capitalization of the issuer. The High Yield Fund may invest in event-linked bonds, Quota Share Notes, Excess of Loss Notes, ILW Notes and debt securities of any credit rating, including those rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the High Yield Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge.

In implementing the High Yield Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business. The Adviser will continue to monitor the risk of the High Yield Fund’s investments on a regular basis.

Many of the reinsurance-related securities in which the High Yield Fund will invest will be issued by non-U.S. issuers. As a result, the High Yield Fund may invest substantially in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.

Under normal circumstances, the High Yield Fund intends to invest substantially all of its assets in reinsurance-related securities. The High Yield Fund retains the flexibility, however, to invest in other instruments as the Adviser may consider appropriate from time to time, including registered investment companies, U.S. government securities, cash and cash equivalents. The High Yield Fund may also enter into other types of investments that enable the High Yield Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time.

The High Yield Fund may obtain leverage through borrowings in seeking to achieve its investment objective. The High Yield Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The High Yield Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”), requires the High Yield Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the High Yield Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness).

More Information on the Investment Strategy

Event-Linked Securities. The Fund will invest substantially in “event-linked” bonds, a type of event-linked security sometimes referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. Geographic areas identified by event-linked bonds range broadly in scope. A limited number of event-linked bonds do not identify a geographic area, meaning that the event can occur anywhere. The majority of event-linked bonds relate to events occurring within the United States (or a single state or group of states within the United States), Europe (or a single European country) or Japan. Event-linked bonds also identify a threshold of physical or economic loss. The trigger event is deemed to have occurred only if the event meets or exceeds the specified threshold of physical or economic loss. Some event-linked bonds base the occurrence of the trigger event on losses reported by a specific insurance company or by the insurance industry. Other event-linked bonds base the occurrence of the trigger event on modeled payments (for a single insurer or across the insurance industry), an industry index or indices, or readings of scientific instruments. Some event-linked bonds utilize a combination of the aforementioned thresholds. The Fund is entitled to receive principal and interest payments so long as no trigger event(s) occurs of the description and magnitude specified by the instrument. Event-linked bonds may be sponsored by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur. This rating also reflects the event-linked bond’s credit risk and the model used to calculate the probability of a trigger event.

If a “sponsor,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring against certain losses, it can set up a separate legal structure — commonly known as a special purpose vehicle (“SPV”). Municipal, state and foreign governments and private companies may also sponsor catastrophe bonds as a hedge against natural or non-natural disasters. The SPV is a passive and independent intermediary structure standing between the bond holders and the sponsor. Immediately after issuing the bonds to investors, the SPV enters into a “cover agreement” with the sponsor, through which the SPV provides the sponsor with a protection against specified catastrophic or other similar events. The SPV generally puts the proceeds received from the bond issuance (the “principal”) into a trust account. The SPV uses this principal amount as “collateral” in order to secure its obligation under the cover agreement. The principal amount from the bond issuance held as collateral is generally invested into high-quality instruments (such as U.S. Treasury securities or U.S. Treasury money market funds). The earnings on these high quality instruments, as well as insurance premiums paid by the sponsor, are used to make periodic, variable rate interest payments to investors (e.g., the Fund). The reinsurance-related securities typically have rates of interest that reflect the returns of such short-term collateral investments, plus a premium.

As long as the corresponding trigger event(s) covered by the bond — whether a windstorm in Europe or an earthquake in California — does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the SPV. Many catastrophe bonds mature in three years, although terms generally range from one to five years, depending on the bond. If the event does occur, however, the sponsor’s right to the collateral is “triggered.” This means the sponsor receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most — or all — of their principal and unpaid interest payments. When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more.

The Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by an SPV whose performance is tied to underlying reinsurance transaction(s). In implementing the Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business.

Liquidity and Restricted Securities. The board has delegated to Stone Ridge the responsibility for determining whether the securities in which the Fund invests are liquid or illiquid, which Stone Ridge carries out on a case-by-case basis based on procedures approved by the board that set forth various factors relating to the Fund’s ability to dispose of such securities in an appropriate manner. Certain of the instruments in which the Fund may invest, including most event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes, are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. Notwithstanding these limitations on resale, certain restricted securities may be treated as liquid if Stone Ridge determines pursuant to the applicable procedures that such treatment is warranted. The Fund’s board will monitor and periodically review liquidity determinations. The Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid, which may be difficult to value properly and may involve greater risks than liquid securities. For certain risks related to the Fund’s investments in illiquid instruments, see “More Information on the Risks of Investing — Illiquidity and Restricted Securities Risk” below.

Below Investment Grade Securities. Because most event-linked bonds are rated below investment grade and most Quota Share Notes, Excess of Loss Notes and ILW Notes are unrated, a substantial portion of the Fund’s assets may be invested in below investment grade bonds, similar in some respects to high yield corporate bonds. Event-linked catastrophe bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes are exposed to catastrophic insurance risk whereas high yield bonds are typically exposed to the potential default of financially distressed issuers. The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. The Fund may invest in event-linked bonds, Quota Share Notes, Excess of Loss Notes, ILW Notes and debt securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser to be of comparable quality. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. The event-linked bonds in which the Fund may invest may also be subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is generally entitled to payment only after other holders of debt in that issuer have been paid.

A substantial amount of the reinsurance-related securities in which the Fund intend to invest are expected to be structured as variable rate, or floating-rate, debt securities, which will be secured by the collateral contributed by the Fund and other investors to the relevant SPVs sponsored by the ceding insurer. The collateral is typically invested in short-term instruments, such as U.S. Treasury securities or U.S. Treasury money market funds. The reinsurance-related securities typically have rates of interest that reflect the returns of such short-term collateral instruments, plus a premium.

Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any security, instrument, index or economic indicator related to such instruments (“reference instruments”). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk. Derivatives typically allow the Fund to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps, and other derivative instruments. The Fund may use derivatives for a variety of purposes, including (i) as a hedge against adverse changes in the market prices of securities, interest rates or, to a lesser extent, currency exchange rates, (ii) as a substitute for purchasing or selling securities, (iii) to seek to increase the Fund’s return as a non-hedging strategy that may be considered speculative, or (iv) to manage portfolio exposures.

Certain derivative transactions may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage transactions may substantially exceed the initial investment. The Fund may be required to segregate or “earmark” liquid assets or otherwise cover its obligation created by a transaction that gives rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet certain segregation requirements.

Non-U.S. Investments. The Fund may invest without limit in foreign government and foreign corporate debt securities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in foreign securities. Non-U.S. issuers are issuers that are organized and/or have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, private issuers, or certain supranational organizations, such as the World Bank and the European Union.

U.S. Government Securities. The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

Equity Securities. Equity securities include common stocks, warrants and rights, as well as “equity equivalents” such as preferred stocks and securities convertible into common stock. The equity securities in which the Fund invests may be publicly or privately offered. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in equity market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.

Borrowing. The Fund may obtain leverage through borrowings in seeking to achieve its investment objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s borrowings for investment purposes.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements pursuant to which the Fund transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the Fund, are a form of leverage and may make the value of an investment in the Fund more volatile and increase the risks of investing in the Fund. Entering into reverse repurchase agreements and other borrowing transactions may cause the Fund to liquidate positions at a disadvantageous time or price in order to satisfy its obligations or meet segregation requirements. Borrowing money involves transaction and interest costs. The Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.

To the extent required by SEC guidelines, if a transaction (such as a reverse repurchase agreement) exposes the Fund to an obligation to another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of the custodian with a value sufficient at all times to cover its potential obligations. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

Cash Management and Temporary Investments. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Additional Investment Practices

In addition to the principal investment strategies described above, the Fund may also use other investment techniques, including the following from time-to-time.

Short-Term Trading. At times, the Fund may engage in short-term trading, usually with respect to certain derivative instruments on the types of instruments the Fund is permitted to hold in its portfolio. If the Fund engages in frequent short-term trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. The Fund does not anticipate lending event-linked bonds but may lend other portfolio securities. The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements for securities lending, including with respect to changes in market values, termination, interest paid on loaned securities and ability to call back loaned securities for voting.

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent SEC exemptive or similar relief, the Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Corporate Debt Obligations. The Fund may purchase debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities. Debt securities purchased by the Fund may be subordinate to other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations.

Organization, Management & Management Fees

Organization. The Fund, a series of the Stone Ridge Trust (the “Trust”), offers two classes of shares: Class M shares and Class I shares. The Trust is an open-end series management investment company organized as a Delaware statutory trust. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund.

Tax Information. The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Management. The Fund is managed by Stone Ridge, which selects the Fund’s investments and handles its business affairs under the direction of the Trust’s board of trustees. Stone Ridge’s primary business is to provide a variety of investment management services, including an investment program for the Fund. Stone Ridge is responsible for all business activities and oversight of the investment decisions made for the Fund. Stone Ridge was organized as a Delaware limited liability company in 2012. Stone Ridge’s principal address is 510 Madison Avenue, 21st Floor, New York, New York 10022.

The following table shows the aggregate advisory fees that have been paid by the Fund for the fiscal year ended October 31, 2015 as a percentage of the Fund’s average daily net assets, taking into account any contractual fee waiver/expense reimbursement agreements.

Investment Management Fee (as a percentage of average daily net assets):    1.50%

A discussion regarding the basis for the approval by the board of trustees of the investment advisory contract for the Fund is available in the Trust’s October 31, 2015 annual report to shareholders.

Portfolio managers. Robert Gutmann, Alexander Nyren, Benjamin Robbins, Ross Stevens and Yan Zhao (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers other than Mr. Nyren and Mr. Robbins has been with the Fund since its inception. Mr. Nyren has been with the Fund since February 2014. Mr. Robbins has been with the Fund since May 2015. The team develops investment strategies for the Fund in order to achieve the Fund’s investment objective and is supported by a staff of research analysts and traders. The Fund’s portfolio managers are jointly responsible for overall management of the Fund, including making buy and sell decisions for the Fund.

The Trust’s current Statement of Additional Information, dated February 29, 2016, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Robert Gutmann — Robert Gutmann, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-founder of Stone Ridge. Prior to joining Stone Ridge in 2012, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets from 2010 to 2012. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Alexander Nyren — Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Robbins, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Previously, he was at Barclays Capital/Lehman Brothers from 2006 to 2010, where he was a Vice President. In that role, he structured insurance-linked securities, including approximately $1.4 billion of catastrophe bonds. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins — Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds an AB, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

Ross Stevens — Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Ms. Zhao. Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge in 2012, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital from 2008 to 2012.

Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Yan Zhao — Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2012, Ms. Zhao was a senior management consultant at the Boston Consulting Group from 2011 to 2012. Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann. Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

Distributor and Transfer Agent. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund’s distributor. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund’s transfer agent, administrator and accounting agent. The Funds compensate the distributor and transfer agent for their services.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information. The holdings of the Fund are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. You can find the SEC filings on the SEC’s website, www.sec.gov.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, distributor, custodian, transfer agent and financial intermediaries, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements. The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under the arrangement against the service providers, either directly or on behalf of the Fund.

None of this information statement/prospectus or any of the documents incorporated by reference herein are intended to, nor do they, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investing with the Trust

CLOSING OF THE FUND TO NEW INVESTMENTS

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Trust’s Prospectus.

CONSORTIUM

In addition, the Fund is made available for investment on a priority basis to a group of investors (the “Consortium”) who have participated in educational sessions regarding the Fund and the asset class in which they invest. If capacity allows, once orders are fulfilled for the Consortium, the Fund are then made available for investment by other investors. The Fund may also prioritize and allocate capacity to the Consortium upon any subsequent re-opening of the Fund. The Consortium members do not have any special rights to offering price, dividends or liquidation. The Consortium is expected to consist of a selected group of registered investment advisers who have discretionary authority to invest on their clients’ behalf and a fiduciary duty to their clients, and with whom the Adviser has a long-standing relationship. Members of the Consortium are not obligated to invest in the Fund.

SHARE PRICE

The net asset value (“NAV”) of the Fund’s Class I shares and Class M shares is determined by dividing the total value of the Fund’s portfolio investments, plus cash and other assets attributable to that class, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding of that class. While the assets of each of Class I shares and Class M shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I shares and Class M shares have different ongoing distribution fees. The Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). Current net asset values per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

The board has approved procedures pursuant to which the Fund will value its investments. In accordance with these procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors or pricing services. With respect to pricing of certain reinsurance-related securities, the Fund utilizes an external pricing service to provide daily pricing data. Such pricing is determined by the pricing service based on bids issued by established market makers and/or insurance companies (or, issued by one broker, insurance or reinsurance company, if only one quote is available) and other available sources. To the extent the Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV will be calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects. Please see “Computation of Net Asset Value” in the Trust’s Statement of Additional Information for more information. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the board (“fair value pricing”). In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. The Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the board) has the responsibility for overseeing the implementation of the Fund’s valuation procedures and fair value determinations made on behalf of the board. For purposes of determining the fair value of securities, the Committee may consider, without limitation: (i) indications or quotes from brokers, insurance companies, or reinsurance companies, (ii) valuations provided by a third-party pricing agent, (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. The values of the Fund’s investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close

[1]

The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern Time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

of the NYSE. Fair values used to determine the Fund’s NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

It is expected that a substantial portion of the Fund’s investments will be U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

WHO IS ELIGIBLE TO INVEST IN THE FUND?

The Fund’s Class I shares and Class M shares are offered to the following groups of investors (“Eligible Investors”).

1.	Institutional investors, including registered investment advisers (RIAs);

2.	Clients of institutional investors;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.

Certain other Eligible Investors as approved from time to time by the Adviser. Eligible Investors include employees, former employees, shareholders, members and directors of the Adviser and the Fund or its affiliates, and friends and family members of such persons; and

5.	Investment professionals or other financial intermediaries investing for their own accounts, and their immediate family members.

Some financial intermediaries may impose different or additional eligibility requirements. The Fund has the discretion to further modify or waive its eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase shares. Each Class of shares is subject to the investment minimums described below.

MINIMUM INVESTMENTS

Class I Shares

The minimum initial account size is $25 million. Purchases of Class I shares in the Stone Ridge Reinsurance Risk Premium Fund and the High Yield Fund may be aggregated to meet the minimum account size. This minimum investment requirement may be modified or reduced as follows:

•	For eligibility groups 3, 4 and 5 described above under “Investing with the Trust — Who is Eligible to Invest in the Fund?” there will be no minimum investment requirement.

Class M Shares

•

The minimum initial account size is $10 million. Purchases of Class M shares in the Stone Ridge Reinsurance Risk Premium Fund and the High Yield Fund may be aggregated to meet the minimum account size.

Investment minimums may be waived by the board or pursuant to procedures adopted by the board.

NO CERTIFICATES

The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.

SMALL ACCOUNT POLICY

The Fund reserves the right to redeem an account if the value of the shares in the Fund is $1,000 or less because of redemptions. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

How To Buy Class I Shares and Class M Shares

HOW TO BUY SHARES

Shareholders who invest in the Fund through a financial intermediary should contact their financial intermediary regarding purchase procedures. Investors may purchase the Fund’s Class I shares and Class M shares by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, the investor will be directed to the Fund’s Transfer Agent to complete the purchase transaction. The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications and have completed a training program provided by the Adviser; (ii) clients of such institutional investors; and (iii) certain other eligible investors. All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements or those set out in “Investing in the Trust,” above.

A purchase of the Fund’s Class I shares and Class M shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, its authorized agent, its distributor’s authorized agent, or authorized broker or the broker’s authorized designee if received at a time when the Fund is open to new investments. A purchase, exchange or redemption order is in “good order” when the Fund, its distributor’s agent, an authorized broker or, if applicable, a broker’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 15 days. The Fund reserves the right to cancel any purchase or exchange order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

EDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Fund online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (855) 609-3680.

Redeeming Shares

Investors who desire to redeem shares of the Fund must first contact the Adviser at (855) 609-3680. Once notification has occurred, the investor will be directed to the Fund’s Transfer Agent to complete the sale transaction. Shareholders who invest in the Fund through a financial intermediary should contact their financial intermediary regarding redemption procedures. The Fund will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order, by the Transfer Agent (or by a financial intermediary such as a selling broker, if applicable).

The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How To Buy Class I Shares and Class M Shares.” Certificates for shares are not issued.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. The Fund intends to pay cash for all shares redeemed, except in certain cases in which payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Fund Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you elect to have the payment wired to your bank, a wire transfer fee of $15.00 will be charged.

DIVIDEND REINVESTMENT PROGRAM

Dividends and capital gains distributions are automatically reinvested, without sales charges, into any share class of the Fund in which you have an existing account, unless otherwise noted. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings and amounts from the Fund’s affiliates that are subject to repayment by investors. You may notify the Transfer Agent in writing to:

Choose to receive dividends or distributions (or both) in cash; or

Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund pays distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Fund.

This section summarizes some of the important federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Trust’s Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund has elected and intends to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on your investment. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

The Fund may invest substantially in foreign securities. Such investments may include equity securities of passive foreign investment companies (“PFICs”) for federal income tax purposes. Investments in a PFIC potentially (i) accelerate the recognition of income by the Fund without the receipt of cash, (ii) increase the amount required to be distributed by the Fund to qualify as a RIC or eliminate a Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income, or (iv) subject the Fund to a fund-level tax that cannot be eliminated through distributions. Investments in foreign securities may also include equity securities of controlled foreign corporations, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of the issuer’s income, whether or not such amounts are distributed to the Fund. In any of these circumstances, the Fund may need to borrow money or to dispose of certain investments in order to make the distributions required to qualify for treatment as a RIC and to eliminate a Fund-level tax. For additional information, please refer to “Taxation” in the Trust’s Statement of Additional Information.

The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which may decrease the Fund’s return on those securities. The Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the Statement of Additional Information.

In addition, the Fund’s investments in foreign securities, foreign currencies and derivatives may increase or accelerate the Fund’s recognition of gain and may affect the timing, amount or character of the Fund’s distributions.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any will be taxed to individuals at the rates applicable to net capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent that their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, repurchase, or exchange of Fund shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund shares.

A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, we will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.

Distributions are taxable to you in the manner described herein even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Any gain or loss resulting from the sale or exchange of your shares in the Fund generally will be treated as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to shareholders and, on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019), 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. Shareholders will be notified of the Fund’s intention to restrict exchanges of shares at least 60 days in advance of such action.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. Your Fund’s management team has established procedures to mitigate these risks.

The Fund does not accommodate frequent purchases and redemptions of the Fund’s shares by the Fund’s shareholders. The board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Fund and its shareholders, the Fund’s management team reserves the right to reject, in its sole discretion, any purchase order (including an exchange from another Fund) from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. If the Fund detects that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving the Fund. For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common entity generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus and other multi-investor accounts (together, “Omnibus Accounts”) in particular, include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund’s management team to identify market timing or other abusive trading activities in these accounts, and the Fund’s management team may be unable to eliminate abusive traders in these accounts from the Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Fund’s management team will encourage omnibus account holders to address such trading activity directly.

The Fund, the Adviser or their designees will have the ability, pursuant to Rule 22c-2 under the 1940 Act, to request information from financial intermediaries, such as 401(k) plan administrators, trust companies and broker dealers, concerning trades placed in Omnibus Accounts, in order to attempt to monitor trades that are placed by the underlying shareholders of these Omnibus Accounts.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may place the Fund at a disadvantage.

OTHER INFORMATION

DISTRIBUTION AND SERVICING (12B-1) PLAN

The Fund pays fees to its distributor, on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Class M shares (“distribution fees”) and/or in connection with personal services rendered to Class M shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to Class M shares):

Class	Annual Distribution Related and Service Fee
Class M Shares	0.15%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS

The Fund or the Adviser also may enter into agreements with certain intermediaries under which the Fund makes payments to the intermediaries in recognition of the avoided transfer agency costs to the Fund associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made by the Fund or the Adviser under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this Prospectus such as the distribution and servicing fees paid pursuant to the 12b-1 Plan. Investors who invest through financial firms are subject to the eligibility requirements set out in “Investing with the Trust” and “How to Buy Class I Shares and Class M Shares” above.

The Adviser and the Fund’s distributor may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and by other applicable laws and regulations.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

Appendix C

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each share class for the past 5 years or, if shorter, for the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ annual financial statements, which were audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, and the Funds’ unaudited semi-annual financial statements. Each Fund’s annual financial statements, together with the report of Ernst & Young LLP thereon, are included in the Funds’ annual report. Each Fund’s semi-annual financial statements are included in the Funds’ semi-annual report. The Funds’ annual and semi-annual reports are available upon request.

PER SHARE DATA:
Income (loss) from Investment Operations

Net Asset Value, Beginning of Period		Net Investment Income(2)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE REINSURANCE RISK PREMIUM FUND — CLASS I
Period Ended April 30, 2016 (Unaudited)	$10.33	0.28	(0.05)	0.23
Year Ended October 31, 2015	$10.69	0.55	(0.13)	0.42
Year Ended October 31, 2014	$10.36	0.53	0.31	0.84
Period Ended October 31, 2013(1)	$10.00	0.13	0.32	0.45
STONE RIDGE REINSURANCE RISK PREMIUM FUND — CLASS M
Period Ended April 30, 2016 (Unaudited)	$10.33	0.27	(0.05)	0.22
Year Ended October 31, 2015	$10.69	0.52	(0.11)	0.41
Year Ended October 31, 2014	$10.37	0.51	0.31	0.82
Period Ended October 31, 2013(1)	$10.00	0.12	0.33	0.45
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND — CLASS I
Period Ended April 30, 2016 (Unaudited)	$10.38	0.31	(0.07)	0.24
Year Ended October 31, 2015	$10.75	0.59	(0.08)	0.51
Year Ended October 31, 2014	$10.41	0.58	0.37	0.95
Period Ended October 31, 2013(1)	$10.00	0.20	0.35	0.55
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND — CLASS M
Period Ended April 30, 2016 (Unaudited)	$10.38	0.30	(0.07)	0.23
Year Ended October 31, 2015	$10.75	0.55	(0.06)	0.49
Year Ended October 31, 2014	$10.41	0.56	0.37	0.93
Period Ended October 31, 2013(1)	$10.00	0.18	0.36	0.54

(1)	The Fund commenced operations on February 1, 2013.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(6)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement.

C-1

Distributions to Shareholders
Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(5)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

(0.49)	—	(0.49)	$10.07	2.33	%(3)	$921,696	1.66	%(4)(6)	N/A		5.60	%(4)(6)	N/A		13.00	%(3)
(0.78)	—	(0.78)	$10.33	4.22%		$813,989	1.65%		N/A		5.46%		N/A		14.79%
(0.51)	—	(0.51)	$10.69	8.39%		$557,255	1.71%		1.72%		5.07%		5.06%		16.13%
(0.09)	—	(0.09)	$10.36	4.53	%(3)	$360,434	1.86	%(4)	1.87	%(4)	1.76	%(4)	1.75	%(4)	11.38	%(3)

(0.48)	—	(0.48)	$10.07	2.25	%(3)	$205,246	1.81	%(4)(6)	N/A		5.39	%(4)(6)	N/A		13.00	%(3)
(0.77)	—	(0.77)	$10.33	4.06%		$210,554	1.80%		N/A		5.13%		N/A		14.79%
(0.50)	—	(0.50)	$10.69	8.18%		$232,004	1.85%		1.86%		4.95%		4.94%		16.13%
(0.08)	—	(0.08)	$10.37	4.48	%(3)	$150,416	2.01	%(4)	2.02	%(4)	1.56	%(4)	1.55	%(4)	11.38	%(3)

(0.52)	—	(0.52)	$10.10	2.42	%(3)	$428,836	1.69	%(4)(6)	N/A		6.11	%(4)(6)	N/A		13.25	%(3)
(0.88)	—	(0.88)	$10.38	5.06%		$436,523	1.69%		N/A		5.76%		N/A		11.64%
(0.61)	—	(0.61)	$10.75	9.44%		$259,515	1.78%		1.80%		5.58%		5.56%		15.79%
(0.41)	—	(0.41)	$10.41	5.58	%(3)	$145,995	1.95	%(4)	1.94	%(4)	2.66	%(4)	2.67	%(4)	12.82	%(3)

(0.51)	—	(0.51)	$10.10	2.35	%(3)	$65,439	1.84	%(4)(6)	N/A		6.04	%(4)(6)	N/A		13.25	%(3)
(0.86)	—	(0.86)	$10.38	4.90%		$59,139	1.84%		N/A		5.46%		N/A		11.64%
(0.59)	—	(0.59)	$10.75	9.33%		$72,995	1.93%		1.95%		5.42%		5.40%		15.79%
(0.13)	—	(0.13)	$10.41	5.43	%(3)	$61,234	2.11	%(4)	2.10	%(4)	2.47	%(4)	2.48	%(4)	12.82	%(3)

C-2

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

and

STONE RIDGE REINSURANCE RISK PREMIUM FUND

each a series of

STONE RIDGE TRUST

510 Madison Avenue, 21st Floor

New York, New York 10022

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2016

This Statement of Additional Information (this “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of the Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Risk Premium Fund”) with and into the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Fund” and, together with the Reinsurance Risk Premium Fund, the “Funds”). The Funds are each a series of the Stone Ridge Trust (the “Trust”). This Reorganization SAI contains information that may be of interest to shareholders but which is not included in the prospectus dated October 31, 2016 (the “Reorganization Prospectus”) of the Trust, which relates to the Reorganization. Stone Ridge Asset Management LLC, the adviser to the Funds, (“Stone Ridge” or the “Adviser”) is proposing the Reorganization because the portfolios of the two Funds have evolved to be more similar over time. As noted in the Reorganization Prospectus, Stone Ridge believes that combining the Funds into a single Fund will potentially increase operational efficiencies and that the Combined Fund, as defined below, may realize expense reductions following the Reorganization (once expenses related to the Reorganization have been paid) as a result of spreading expenses across the Combined Fund’s larger asset base.

As described in the Reorganization Prospectus, the Reorganization is to be effected through the combination of the Reinsurance Risk Premium Fund and the High Yield Fund in a transaction in which the High Yield Fund will be the surviving Fund. The High Yield Fund following the Reorganization is referred to as the “Combined Fund.” As a result of the proposed transaction, the Reinsurance Risk Premium Fund will cease to be a series of the Trust. Pursuant to the terms of the Reorganization, the Reinsurance Risk Premium Fund shareholders will receive in exchange for their Reinsurance Risk Premium Fund shares a number of High Yield Fund shares of the same class, equal in value to the aggregate value of their respective Reinsurance Risk Premium Fund shares ordinarily valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the business day immediately prior to the Exchange Date. The “Exchange Date” is expected to occur on or about December 5, 2016.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Reorganization Prospectus. The Reorganization Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling (855) 609-3680, writing the Funds at Stone Ridge Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Funds’ website at www.stoneridgefunds.com or calling your financial consultant.

I. ADDITIONAL INFORMATION ABOUT THE HIGH YIELD FUND AND THE REINSURANCE RISK PREMIUM FUND

This Reorganization SAI is accompanied by the Statement of Additional Information of the Trust dated February 29, 2016 (the “Current SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference, but only with respect to the information about the Reinsurance Risk Premium Fund and the High Yield Fund contained therein. The Current SAI is available at https://www.sec.gov/Archives/edgar/data/1559992/000089418916007939/srt-reinsurance_485b.htm.

II. FINANCIAL STATEMENTS

A. Incorporation by Reference:

This Reorganization SAI is accompanied by the Annual Report of the Trust for the fiscal year ended October 31, 2015 as filed with the Securities Exchange Commission on January 8, 2016 (the “Annual Report”) and Semi-Annual Report of the Trust for the six-month period ended April 30, 2016 as filed with the Securities Exchange Commission on July 8, 2016 (the “Semi-Annual Report”). The Annual Report and Semi-Annual Report contain historical financial information regarding both the Reinsurance Risk Premium Fund and the High Yield Fund. The Annual Report, including the Report of Independent Registered Public Accounting Firm, from Ernst & Young LLP, contained therein, and the Semi-Annual Report have been filed with the Securities and Exchange Commission and are incorporated herein by reference, but only with respect to the information about the Reinsurance Risk Premium Fund and the High Yield Fund contained therein. The Annual Report is available at https://www.sec.gov/Archives/edgar/data/1559992/000119312516424899/d84398dncsr.htm and the Semi-Annual Report is available at https://www.sec.gov/Archives/edgar/data/1559992/000119312516644307/d130708dncsrs.htm.

B. Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report and unaudited Semi-Annual Report. The unaudited pro forma information set forth below for the twelve-month period ended on the date indicated below is intended to present supplemental data as if the Reorganization had occurred as of the beginning of the period. The pro forma information set forth below is based on estimates and may change.

The Funds have the same investment advisor, Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). The Funds also have the same distributor, administrator, transfer agent and custodian (collectively with the Adviser, the “service providers”). The service providers have each entered into an agreement with the Funds, each of which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund, including identical management fees.

As of April 30, 2016, the net assets of the Reinsurance Risk Premium Fund and the High Yield Fund were $1,127 million and $494 million, respectively. The net assets of the Combined Fund as of April 30, 2016, following the deduction of the costs of Reorganization, would have been $1,621 million.

The Combined Fund’s net asset value per share after the Reorganization assumes the increase in shares of the Fund on April 30, 2016, in connection with the proposed Reorganization.

The amount of increased shares was calculated based on the net assets (in 000s), as of April 30, 2016, of the Reinsurance Risk Premium Fund of $921,696 and $205,246 for Class I and Class M, respectively, and the net assets of the High Yield Fund of $428,836 and $65,439 for Class I and Class M, respectively.

Shares of the Combined Fund (in 000s) were increased by 91,239 and 20,319 shares for Class I and Class M, respectively.

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On a pro forma basis for the twelve months ended April 30, 2016, the proposed Reorganization would result in equivalent operating expenses for the Reinsurance Risk Premium Fund of 1.65% for the Class I shares and 1.80% for the Class M shares and a decrease of 0.04% for the High Yield Fund from 1.69% for Class I shares and 1.84% for Class M shares. The Adviser expects that the Combined Fund’s expense ratio will decrease once expenses related to the Reorganization have been paid.

The Reinsurance Risk Premium Fund’s twelve-month gross operating expenses as of April 30, 2016 were 1.65% and 1.80% for Class I and Class M, respectively. The High Yield Fund’s estimated expenses as of April 30, 2016 were 1.69% and 1.84% for Class I and Class M, respectively. As a result of the Reorganization, Combined Fund’s expenses are expected to be 1.65% and 1.80% for Class I and Class M, respectively, on a pro forma basis. Through February 28, 2018, Stone Ridge has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Combined Fund (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized expenses of Class I Shares to 1.65% and Class M shares to 1.80% of average daily net assets attributable to such Class effective subsequent to the Reorganization. Per the pro forma estimates, following the Reorganization, the Combined Fund’s total operating expenses are expected to be equivalent to these respective ratios.

Reorganization costs, estimated to be $202,817, will be borne by the Combined Fund, which has the effect of the Funds bearing expenses pro rata based on each Fund’s net assets (approximately $61,970 (approximately 0.01% of average daily net assets of the Fund) of the Reorganization Costs will have the effect of being allocated to the High Yield Fund and $140,847 (approximately 0.01% of average daily net assets of the Fund) will have the effect of being allocated to the Reinsurance Risk Premium Fund). If the Reorganization is not consummated, the Funds will bear the costs associated with the Reorganization pro rata based on each Fund’s net assets.

The Adviser anticipates no repositioning, or associated costs, in connection with the Reorganization because the securities held by the Reinsurance Risk Premium Fund currently substantially conform to the investment objective and investment strategies of the High Yield Fund. The Adviser expects that, subsequent to the Reorganization, there may be some portfolio turnover in the ordinary course, but that the Reorganization is not expected to result in an increase in the High Yield Fund’s portfolio turnover rate, relative to its historical portfolio turnover rates.

No significant accounting policies, including in particular, policies regarding valuation and compliance under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), will change as a result of the proposed Reorganization. The accounting survivor in the proposed Reorganization will be the High Yield Fund.

The Reorganization is intended to be a tax-free reorganization. The Reorganization will be conditioned on the receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury Regulations issued thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and that each Fund will be “a party to a reorganization,” within the meaning of Section 368(b) of the Code. The opinion will be based on certain factual certifications made by the officers of the Reinsurance Risk Premium Fund and the High Yield Fund and will also be based on customary assumptions. Please see sections “Tax Information Relating to the Reorganization” and “U.S. Federal Income Tax Consequences” in the Reorganization Prospectus for further tax information.

III. U.S. FEDERAL INCOME TAXES

Each Fund has elected to be treated as a regulated investment company (“RIC”) under the Code. After the acquisition, the Combined Fund intends to continue to qualify as and to be eligible for treatment as a regulated investment company. In order to qualify for such treatment, the Combined Fund must derive at least 90% of its

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gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income.

The identified cost of investments for both financial accounting and U.S. federal income tax purposes will remain unchanged for the Combined Fund. Tax cost will differ for financial reporting and tax purposes due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals). Please see sections “Tax Information Relating to the Reorganization” and “U.S. Federal Income Tax Consequences” in the Reorganization Prospectus for further tax information.

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